Exhibit 10.4

THIS AGREEMENT is dated the of November, 2000 between:

(1) BONUS STORES INC., INCORPORATED UNDER THE LAWS OF FLORIDA, USA (the "Borrower")

     and

(2)  ISLANDSBANKI-FBA HF., INCORPORATED UNDER THE LAWS OF ICELAND (the "Bank")

WHEREAS the Bank has agreed to make available to the Borrower a commited revolving credit facility (the "Facility") of USD 1,000,000.00 on the terms and conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS

     1.1. Terms Defined

          In this Agreement:

          "Advance"

          means a borrowing made hereunder or (as the context) requires the principal amount thereof from time to time outstanding (collectively the "Advances").

          "Available Commitments"

          means the undrawn amount of the Faciltiy Amount.

          "Business Day"

          means a day on which banks are open in Reykjavik and London.

          "Commitment Period"

          means the period from the date of this Agreement up to and including the Final Maturity.

          "Default"

          means any Event of Default and any event which, with the giving of notice, lapse of time or both or other applicable condition(s), would constitute an Event of Default.

          "Encumbrance"

          means any mortgage, pledge, lien, charge, assignment, hypothecation, security interest, title retention, preferential right or trust arrangement and any other security agreement or arrangement.

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          "Event of Default"

          means any of the events specified in Clause 11.1 (Events of Default).

          "Facility Amount"

          means USD 1,000,000.00.

          "Final Maturity"

          means one year after the date of this Agreement.

          "Interest Period"

          means each period ascertained in accordance with Clause 6 (Interest Periods).

          "LIBOR"

          in relation to each Loan in USD for each Interest Period relative thereto means the arithmetic mean, rounded upward if necessary, to the nearest one-sixteenth of one per cent (1/16%) of the annual rates of interest appearing on page LIBOR01 on Reuters (BBA fixings) or any equivalent successor to such page or other page as appropriate (as determined by the Bank) (the "Reuters") for deposits in the relevant currency in the London Interbank Market at or about 11.00 a.m. (London time) two Business Days, prior to the commencement of the Interest Period to which the same is to apply for a period comparable to such Interest Period.

          "Loan"

          means a borrowing made hereunder or (as the context requires) the principal amounts thereof from time to time outstanding (collectively the "Loans").

          "Margin"

          means three point five per cent (3.5 %) per annum.

          "Maturity Date"

          means the last day of the Term of an Advance.

          "Permitted Encumbrance"

          means a lease or security on assets, to secure finance to acquire the asset, created in the ordinary course of business.

          "Person"

          means any individuals, partnerships, corporations, governments, governmental bodies, trusts, joint stock companies, joint ventures, limited liability companies and unincorporated associations.

          "Term"

          means a period of three months for which the relevant Advance is to be outstanding.

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          "USD" or "$"

          means the lawful currency of the United States of America.

     1.2. Construction

          Unless the context otherwise requires, in this Agreement:

          (a) words importing the singular number shall include the plural and vice versa;

          (b) references herein to any agreement or other instrument shall be deemed to include references to such agreement or other instrument as supplemented or replaced from time to time; references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended;

          (c) the index to this Agreement and clause headings contained herein are for convenience only and shall not affect the construction hereof;

          (d) references to Clauses and Schedules are references, respectively, to clauses of and schedules to this Agreement.

2.   COMMITMENT OF THE BANK

     Subject to the terms of this Agreement, the Bank makes the Advances to the Borrower up to an aggregate maximum principal amount not exceeding, at any one time the Facility Amount as determined pursuant to the terms hereof.

3.   DRAWDOWN

     3.1. Availability

          Subject to the terms of this Agreement, Advances will be available to the Borrower, when requested by the Borrower, during the Commitment Period.

     3.2. Notice of Drawing

          When the Borrower wishes to borrow hereunder, it shall give notice to the Bank in the form of Exhibit A, appropriately completed, to be received no later than 11.00 a.m. (London time) two Business Days prior to the proposed date for borrowing, specifying in respect of the proposed borrowing:

          (a)  the date of drawdown of the Loan (which shall be a Business Day);

          (b)  the amount to be drawn;

          (c) an account of the Borrower at a bank to which the proceeds of the borrowing are to be credited.

          Subject to the terms of this Agreement, such notice of drawing ("Notice of Drawing") shall be irrevocable and the Borrower shall be bound to borrow in accordance with such Notice of Drawing.

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     3.3. Payment of Proceeds

          All amounts to be made available by the Bank to the Borrower shall be made available no later than 16.00 p.m. (local time) on the due date in immediately available and transferable same day funds to the account of the Borrower at a bank specified by the Borrower.

4.   CONDITIONS PRECEDENT

     4.1. Documentary conditions precedent

          The obligation of the Bank hereunder to advance the Loan is subject to the condition that the Bank shall first have received all of the following in form and substance satisfactory to the Bank:

          (a) Constitutional documents of the Borrower (including inter alia charter, by-laws and opening balance sheet of the Borrower); and

          (b) a copy of a resolution of the Board of Directors of the Borrower approving this Agreement and other transactions contemplated hereby and authorizing a specified person or persons to execute this Agreement on behalf of the Borrower; and

          (c) a copy of the signatures of those persons authorized to execute this Agreement on behalf of the Borrower and of the persons authorized to sign or dispatch all notices, certificates and other documents in connection with this Agreement on behalf of the Borrower hereunder.

          (d) Legal opinion from a legal counsel of the Borrower in a form acceptable to the Bank.

     4.2. Further conditions precedent

          The obligation of the Bank hereunder to advance a Loan is subject to the further conditions precedent that both at the time of the request for and at the time for the advance of such Loan:

          (a) the matters represented by the Borrower set out in Clause 9.1 (Representations and warranties) are correct;

          (b) no Event of Default has occurred or will result from such Advance;

5.   REPAYMENT, PREPAYMENTS AND CANCELLATION OF COMMITMENTS

     5.1. Repayment

          The Borrower shall repay each Advance in full in one amount of its Maturity Date.

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     5.2. Prepayment

          No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

     5.3. Voluntary Cancellation of Commitments

          The Borrower may, on giving not less than 30 days' prior written notice to the Bank, cancel the Available Commitments in whole or in part (but, if in part, by a minimum of and in multiples of USD 250,000) without incurring any penalty or other cost. Any such notice to the Borrower shall be irrevocable and shall specify the date upon which the reduction is to become effective and the amount of reduction.

6.   INTEREST PERIODS

     6.1. Interest Periods

          Each Interest Period shall be of three month's duration.

     6.2. Business Days

          If any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such day will fall in the next calendar month, in which event it shall be brought forward to the immediately preceding Business Day. If any Interest Period commences on the last Business Day in a calendar month or if there is no corresponding day in the calendar month in which it is to end, then it shall end on the last Business Day in the later calendar month.

7.   INTEREST

     7.1. Rate

          The rate of interest applicable to the Loan for each Interest Period relative thereto shall be LIBOR plus the Margin per annum.

     7.2. Due Dates

          Save as otherwise provided herein, accrued interest shall be payable by the Borrower at the end of each Interest Period.

     7.3. Calculation Basis

          Interest shall accrue from day to day, and be computed on the basis of a year of 360 days and for the actual number of days elapsed.

     7.4. Default Interest

          If the Borrower fails to pay any amount payable by it hereunder on the due date therefor, the Borrower shall on demand by the Bank from time to time pay interest on such overdue amount (including overdue default interest) from the due date up to the date of actual payment, as well after as before judgement, at a rate of three per cent (3%) per annum above the higher of:

          (a) the rate applicable to each overdue amount immediately prior to the due date (if of principal); and

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          (b)  the rate which would have been payable if such overdue amount had during the period of non-payment thereof constituted a Loan made hereunder for successive interest periods of such duration not exceeding three months as the Bank may from time to time designate.

          Such offered rate shall be determined either on each Business Day or two Business Days before each such period, as the Bank determines.

     7.5. Currency

          Principal repayments and interest on the Loan shall be payable in the currency in which the relevant borrowing was made.

     7.6. Certification

          Each determination of a rate of interest by the Bank hereunder shall, in the absence of manifest error, be conclusive and shall be promptly notified to the Borrower.

8.   PAYMENTS

     8.1. Funds and Place

          All payments to be made by the Borrower hereunder shall be made immediately available and transferable no later than 10.00 a.m. (local time) on the date upon which the payment is due to the account which the Bank may from time to time designate.

     8.2. Taxes

          (a)  All payments to be made by the Borrower hereunder shall be made:

               (i)  without set-off or counterclaim; and

               (ii) free and clear of and without deduction for or on account of any taxes unless the Borrower is compelled by law to make payment subject to such taxes.

          (b) All taxes in respect of this Agreement shall be paid by the Borrower when due and in any event prior to the date on which penalties attach thereto and the Borrower will forward to the Bank official tax receipts evidencing payment of such taxes within 30 days of payment being due for such. The Borrower will indemnify the Bank in respect of all such Taxes.

               In addition, if any taxes or amounts in respect thereof must be deducted from any amounts payable or paid by the Borrower hereunder, the Borrower shall pay such additional amounts as may be necessary to ensure that the Bank receives a net amount equal to the full amount which it would have received on the due date had payment not been made subject to such taxes.

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     8.3. Extensions

          Whenever any payment hereunder shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day unless such day will fall in the next calendar month in which event it shall be brought forward to the immediately preceding Business Day. During any extension of the due date for payment of the principal of a Loan hereunder interest shall be payable on such principal at the rate payable on the original due date.

     8.4. Appropriations

          In the case of a partial payment, the Bank may appropriate such payment towards such of the obligations of the Borrower hereunder as the Bank may decide.

9.   REPRESENTATIONS AND WARRANTIES

     9.1. Representations and warranties

          The Borrower represents to the Bank that:

          (a) Status: The Borrower is a limited liability company organized and validly existing under the laws of the state of Florida possessing perpetual corporate existence (i) with at all times capacity to sue or be sued in its own name and with the power to own its property and assets and carry on its business as it is now being conducted and is proposed to be conducted, and (ii) at all times with power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and all corporate or other action required to authorize the execution of this Agreement by the Borrower and the performance by the Borrower of its obligations hereunder has been duly taken.

          (b) Powers and authority: The Borrower has the power to enter into and perform this Agreement and the transactions contemplated hereby and has taken all necessary action to authorize the entry into and performance of this Agreement and the transactions contemplated hereby.

          (c) Legal validity: This Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms and would be so treated in the courts of the state of Florida. This Agreement is in proper form to make it admissible in evidence for bringing an action on the same in such courts.

          (d) Non-conflict with laws: The entry into and performance of this Agreement and the transactions contemplated hereby do not and will not conflict with (i) any law or regulation or any official or judicial order or treaty in the state of Florida or (ii) any agreement or document to which the Borrower is a party or which is binding upon or any of its assets, nor result in the creation or imposition of any Encumbrance on any of its assets pursuant to the provisions of any such agreement or document.

          (e) No Default: No Default has occurred which might have a material adverse change on its business or financial condition.

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          (f)  Consents: All authorizations, approvals, consents, licenses, exemptions, filings, registrations, notarizations and other matters, official or otherwise, required or advisable in connection with the entry into performance, validity and enforceability of this Agreement and the transactions contemplated hereby have been obtained or effected and are in full force and effect.

          (g) No filings required: It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement that it be filed, recorded or enrolled with any governmental authority or agency in the State of Florida or that any stamp, registration or similar tax be paid on or in relation to this Agreement in USA.

          (h) Pari Passu Ranking: Under the laws of the State of Florida in force at the date hereof, the claims of the Bank under this Loan will rank at least pari passu with the claims of all its unsecured creditors.

          (i) Full Disclosure: All information supplied by the Borrower in connection with this Loan is true, complete, accurate in all material respects and it is not aware of any material facts or circumstances that have not been disclosed to the Bank and which might, if disclosed, adversely affect the decision of a person considering whether or not to provide finance to the Borrower.

     9.2. Repetition

          The representations and warranties set out in Clause 9.1 (Representations and warranties) shall survive the execution of this Agreement and shall be deemed to be repeated by the Borrower at the beginning of each Interest Period with reference to the facts and circumstances then subsisting, as if made at each such time.

10.  UNDERTAKINGS

     10.1. Duration

          The undertakings in this Clause 10 (Undertakings) shall remain in force from and after the date hereof and so long as any amount is or may be outstanding hereunder or any commitment is in force.

     10.2. Information

          The Borrower shall furnish the Bank with a copy from time to time with reasonable promptness of such financial and other information as to itself as the Bank may reasonably require.

     10.3. Accounts

          The Borrower shall deliver to the Bank:

          (a) their audited annual accounts within one month of the same being prepared and in any event not later than 120 days after the end of the period to which such statements relate; and

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          (b)  their semi annual accounts within one month of the same being prepared and in any event not later than 90 days after the end of the period to which such statements relate.

          The Borrower's account shall be prepared in accordance with generally accepted accounting principles in the State of Florida.

     10.4. Notification of Defaults

          The Borrower will notify the Bank of any Default forthwith upon the occurrence thereof and upon receipt of a written request to that effect from the Bank, confirm to the Bank that save as previously notified to the Bank no Default has occurred.

     10.5. Change of Business

          Except with the prior written consent of the Bank, the Borrower will not make any substantial change in its business as conducted as at the date of this Agreement, or carry on any other business which is material in relation to its business as conducted as at the date of this Agreement.

     10.6. Disposals

          (a) The Borrower will not, without the prior written consent of the Bank, sell, transfer, lease or otherwise dispose of or cease to exercise direct control over any part (being alone or in aggregate with all other disposals falling to be taken into account pursuant to this clause, material in the opinion of the Bank in relation to the undertaking, assets, rights and revenues of the Borrower) of its present or future undertaking, assets, rights or revenues (otherwise than by transfers, sales or disposals for full consideration in the ordinary course of trading) whether by one or a series of transaction and whether related or not.

          (b)  Paragraph (a) does not apply to:

               (i) disposals of assets in exchange for other assets comparable or superior as to type, value and quality; and

               (ii) disposals of assets which generate less than 10% of the current assets of the Borrower and are sold at the market value of such assets.

     10.7. Negative pledge

          The Borrower shall not create or permit to subsist any Encumbrance on any of its present or future assets, other than Permitted Encumbrances, without the prior written consent of the Bank.

11.  DEFAULT

     11.1. Events of Default

          Each of the events set out below is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Borrower or of any other Person):

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          (a)  Non-payment: the Borrower shall fail to pay when due, or, provided that the Bank is satisfied that any non-payment is due to technical reasons, within three Business Days of the due date, any principal of or interest on a Loan hereunder or any other amount payable hereunder; or

          (b) Breach of certain obligations: the Borrower fails to comply with the provisions of Clauses 10.5 (Change of Business); or

          (c) Breach of other obligations: the Borrower fails to comply with any other provision of this Agreement and such default (if capable of remedy) remains unremedied to the Bank's satisfaction for 30 days after notice thereof shall have been given by the Bank to the Borrower; or

          (d) Cross default: failure by the Borrower to make payment when due of any obligation (other than in respect of this Agreement) exceeding USD 250.000,00 (or its equivalence in other currencies); or default by the Borrower, in the performance of any agreement under which any such obligation is created if the effect of such default is to cause such obligation to become due, or to permit the holder or holders of such obligation to declare such obligation due prior to its normal maturity; or

          (e) Cessation: the cessation by the Borrower of its operations or the sale or other disposition of all or a substantial portion of its assets, or a decision by the Borrower to cease its operations or to sell or otherwise dispose of all or a substantial portion of its assets; or

          (f) Unlawfulness: at any time it is unlawful for the Borrower to perform any of its obligations hereunder; or

          (g) Legal process: any judgment or order made against the Borrower is not stayed or complied with within fourteen days or a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or against, any of the undertakings, assets, rights or revenues of the Borrower and is not discharged within fourteen days, unless in each case the same is being contested in good faith by appropriate proceedings; or

          (h) Insolvency; compositions: the Borrower stops or suspends payment of any of its indebtedness or is unable or admits inability to pay any of its indebtedness as it falls due or commences negotiations with one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or proposes or enters into any composition or other arrangement for the benefit of its creditors generally or any class of creditors or proceedings are commenced in relation to the Borrower under any law, regulation or procedure relating to reconstruction or readjustment of its indebtedness; or

          (i) Bankruptcy or insolvency proceedings: the Borrower takes any action or any legal proceedings are started or other steps taken for (i) the Borrower to be adjudicated or found bankrupt or insolvent, (ii) the winding-up or dissolution of the Borrower or
               (iii) the appointment of a liquidator, administrator, trustee, receiver or similar officer of the Borrower or the whole or any part of their respective undertaking, assets, rights or revenues; or

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          (j)  Change of ownership or control of the Borrower: there is a material change in control or ownership of the Borrower which may have a material adverse effect on its financial condition or its ability to perform its obligations under this agreement in the Bank's reasonable opinion; or

          (k) Material adverse change: any event or series of events occurs which, in the reasonable opinion of the Bank, might have a material adverse effect on the condition, operations, assets, liabilities and prospects of the Borrower or on the ability of the Borrower to comply with its obligations under this Agreement; or

     11.2. Acceleration

          In the case of any such event as is mentioned in Clause 11.1 (Events of Default), and at any time thereafter if any such event shall then be continuing, the Bank shall by notice to the Borrower:

          (a) declare that the obligations of the Bank hereunder shall be cancelled forthwith whereupon the same shall be so cancelled forthwith; and/or

          (b) declare the Loan to be immediately due and payable whereupon the same shall become immediately due and payable together with all interest accrued thereon and all other amounts payable hereunder.

11.3. Default Indemnity

     The Borrower shall indemnify the Bank against any loss or expenses, which the Bank may sustain or incur as a consequence of:

     (a)  the occurrence of any Default;

     (b) any default in payment on the due date (or in the currency in which such payment is due) of the principal of the Loans or any part thereof or interest accrued thereon or any other amount payable hereunder or any repayment of a Loan other than on the Interest Payment Date relating thereto, including but not limited to any loss or expenses on account of funds borrowed, contracted for or utilized to fund any amount payable hereunder. A certificate of the Bank of the amount of any such loss or expense shall be conclusive in the absence of manifest error.

12.  ACCOUNTS AS EVIDENCE

     Accounts maintained by the Bank in connection herewith shall constitute prima facie evidence of sums owing to the Bank hereunder in the absence of manifest error.

13.  FEES

     13.1. Front end fee

     The Borrower shall pay to the Bank on the signing of the agreement a front-end fee amounting to 0.75% of the Facility Amount.

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     13.2. Commitment fee

     The Borrower shall not be oblidged to pay a commitment fee on the daily balance of the Available Commitment.

14.  EXPENSES

     14.1. Enforcement expenses

          The Borrower shall reimburse the Bank on demand for the charges and expenses (including value added tax or any similar tax thereon and including the fees and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, this Agreement.

     14.2. Out-of-pocket expenses

          All expenses, including inter alia legal and all reasonable telecommunications, travel and other out-of-pocket expenses incurred by the Bank in connection with the negotiation, preparation and execution of the Loan shall be for the account of the Borrower and payable within 30 days of submission by the Bank of its invoice to the Borrower.

15.  STAMP DUTIES

     The Borrower shall pay or indemnify the Bank against any and all stamp, registration and similar Taxes or charges which may be payable in connection with the entry into, performance or enforcement of this Agreement (including penalties for late payment).

16.  WAIVERS, REMEDIES CUMULATIVE

     No failure to exercise and no delay in exercising on the part of the Bank, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No waiver by Bank shall be effective unless it is in writing.

17.  NOTICES

     17.1. Address

          Except as otherwise stated herein, all notices or other communications hereunder to any party hereto shall be in writing or by facsimile and shall be deemed to be duly given or made when delivered (in the case of personal delivery or letter) and when dispatched to such party addressed as follows:

          (a) if to the Borrower, to Bonus Stores INC., 2520 West New York Avenue, Deland, FL 32720. USA. Fax No. +1 904 740 7393. Attn:
               Chief Financial Officer;

          (b) if to the Bank, to Islandsbanki-FBA hf., Kirkjusandi 2, 155 Reykjavik, ICELAND. Fax No: +354 580 5110. Attn: Corporate Finance;

          or at such other address and facsimile number as such party may hereafter specify for such purpose to the other parties.

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     17.2. Non-working Days

          A notice or other communication received on a non-working day or after business hours in the place of receipt shall be deemed to be served on the next following working day in such place.

18.  ASSIGNMENTS AND SUBSTITUTION

     18.1. Successors

          This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective permitted successors and assigns.

     18.2. Assignments by the Borrower

          The Borrower may not assign or transfer all or any part of its rights or obligations hereunder without the prior written consent of the Bank.

     18.3. Assignments by the Bank

          The Bank may not assign or transfer all or any part of its obligations hereunder without thye prior written consent of the Borrower.

19.  SET OFF

     The Borrower hereby authorizes the Bank in the event of any non-payment of any amounts hereunder when due to apply any credit balance (in whatever currency) standing upon any account of the Borrower with any branch or office of the Bank in or towards satisfaction of any sum, whether principal, interest or otherwise, at any time due to the Bank from the Borrower pursuant to this Agreement.

20.  LANGUAGE

     Each document referred to herein or to be delivered hereunder shall be in the English language or accompanied by a certified English translation thereof. In case of conflict and unless the Bank otherwise specifies, the English language version of any such document shall prevail.

21.  GOVERNING LAW

     This Agreement shall be governed by Icelandic law.

22.  JURISDICTION

     The parties hereto agree that the District Court of Reykjavik shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purpose, irrevocably submits to the jurisdiction of that court.

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23.  SEVERABILITY

     If any provision of this Agreement is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

24.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed on the date first written above.




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                                    EXHIBIT A



                                NOTICE OF DRAWING


To:  Islandsbanki-FBA hf.
     Kirkjusandi 2
     155 Reykjavik
     ICELAND


Pursuant to Clause 3 (Drawdown) of the Loan Agreement dated November , 2000, (the "Loan Agreement") between ourselves as Borrower, and yourselves as the Bank in respect of a commited revolving credit facility of up to USD 1,000,000.00 we hereby give you notice of the following proposed borrowing:

(a)  Date of Drawdown:                  [                 ]

(b)  USD amount:                        [                 ]

(c)  Payment Instructions:              [                 ]

Terms defined in the Loan Agreement shall have the same meaning herein.

We confirm that the matters represented by us and set out in Clause 9.1 (Representations and warranties) of the Loan Agreement are true and accurate on the date hereof as if made on such date and that no Default has occurred and is continuing or would result from the proposed borrowing.

Bonus Stores INC.

By:

                                   SIGNATORIES



THE BORROWER

Bonus Stores INC.

By:



THE BANK

Islandsbanki-FBA hf.

By:


By:

                                USD 1,000,000.00
                            REVOLVING CREDIT FACILITY




                                     Between




                                Bonus Stores INC.
                                   as Borrower



                                       and


                              Islandsbanki-FBA hf.
                                     as Bank










                               Dated November 2000

                                      INDEX

Clause                                                                      Page

1.   DEFINITIONS..............................................................1
2.   COMMITMENT OF THE BANK...................................................3
3.   DRAWDOWN.................................................................3
4.   CONDITIONS PRECEDENT.....................................................4
5.   REPAYMENT, PREPAYMENTS AND CANCELLATION OF COMMITMENTS...................4
6.   INTEREST PERIODS.........................................................5
7.   INTEREST.................................................................5
8.   PAYMENTS.................................................................6
9.   REPRESENTATIONS AND WARRANTIES...........................................7
10.  UNDERTAKINGS.............................................................8
11.  DEFAULT..................................................................9
12.  ACCOUNTS AS EVIDENCE....................................................11
13.  Front-end fee...........................................................11
14.  EXPENSES................................................................12
15.  STAMP DUTIES............................................................12
16.  WAIVERS, REMEDIES CUMULATIVE............................................12
17.  NOTICES.................................................................12
18.  ASSIGNMENTS AND SUBSTITUTION............................................13
19.  SET OFF.................................................................13
20.  LANGUAGE................................................................13
21.  GOVERNING LAW...........................................................13
22.  JURISDICTION............................................................13
23.  SEVERABILITY............................................................14
24.  COUNTERPARTS............................................................14
EXHIBIT A....................................................................15
SIGNATORIES..................................................................16